                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C, 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 19, 2000
                                                          -------------


                             Asia Web Holdings, Inc.
         --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-27757


           Delaware                                              33-0529299
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S Employer
 incorporation or organization)                              Identification No.)


1947 Camino Vida Roble, Suite 102, Carlsbad, California        92008
----------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code:   (760) 804-0023
                                                               --------------

                                Acubid.com, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


         (a) With respect to the transaction described in ITEM 2 of this report, there has been a change in control of the Registrant represented by 44,000,000 new common shares issued by the Registrant.

                  In conjunction with the transaction, there were certain changes to the Registrant's Board of Directors. Michael Schaffer, Chairman of the Board and Chief Executive Officer will remain as Chief Executive Officer and as a member of the Board of Directors Waddy Stephenson, Director and Vice President of Technical Development and Secretary will remain in those positions. Lawrence Schaffer, Director and President did not stand for re-election and ceased to be a member of the Board of Directors upon the closing of the transaction described in ITEM 2. Mr. Lawrence Schaffer did retain his position as President.

                  Upon the closing of the transaction described in ITEM 2, six new directors, elected at the Annual Meeting of Stockholders on May 22, 2000, joined the Board of Directors. After his election and the closing, Tjahjono Soerjodibroto, an Indonesian citizen, was appointed to serve a five year term as Chairman of the Board of Directors and will receive annual compensation of $200,000 and certain stock options. Outside directors include: William Millard; Terry Giles; Raj Singam, a citizen of Singapore; Gordon Holterman; and, Bosko Djordjevic.

                  On July 21, 2000, subsequent to the Registrant's report on Form 8-K filed July 5, 2000, Gordon Holterman resigned as a director of the Company. There were no disagreements between the Registrant and Mr. Holterman concerning the Registrant's operations, policies or practices.

         (b) There are currently no arrangements that will result in a change of control of the Registrant. Beneficial owners of more than 5% of the outstanding Common Stock of the Registrant, after giving effect to the transaction described in ITEM 2 of this report are as follows:


Name and Address                            Amount and                                  Percentage
         of                                 Nature of                                      of
Beneficial Owner                            Beneficial Ownership                        Ownership (1)
--------------------                        --------------------                        -------------
Alanberg Pte. Ltd. (2)(3)                   41,400,000 shares of                         78.40%
20 Raffles Place #17-00                     Common Stock of
Ocean Tower, Singapore                      Record and Beneficially
                  048620

Francois Gontha                             20,700,000 shares of                        39.20%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 50%
                  048620                    shareholder of Alanberg
                                            Pte Ltd.

Asia Interactive Holdings(4)                20,700,000 shares of                        39.20%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 50%
                  048620                    shareholder of Alanberg
                                            Pte Ltd.

Ernst and Young
Trust Sdn.Bhd.(5)                           20,700,000 shares of                        39.20%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 100%
                  048620                    shareholder of Asia
                                            Interactive Holdings

Pang Pah Loh a/k/a
Pang Pak Lok (6)                            3,449,770.009 shares of                       6.5332%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Mohamed Sukarno
bin Tun Saroon(6)                           3,449,770.009 shares of                       6.5332%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Foo San Kan(6)                              3,449,770.009 shares of                       6.5332%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

                                      -2-

Kevin How Kow(6)                            3,449,770.009 shares of                       6.5332%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Nordin bin Baharuddin(6)                    3,450,459.96 shares of                        6.53457%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6688%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Petrus Gimbaud(6)                           3,450,459.96 shares of                        6.53457%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6688%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.


(1) Percentage of ownership based on voting rights associated with total outstanding common shares of 52,803,160 issued and outstanding after giving effect to the transaction described in ITEM 2 of this report.

(2) The Directors of Alanberg Pte Ltd. are as follow: Raj Singam; Dewi Gontha Sulisto; Francois Gontha; and Noorjahan Meurling.

(3) After the Closing of the transaction described in ITEM 2, Alanberg Pte Ltd sold or otherwise conveyed 2,600,000 share of the Registrant's Common Stock to Kingslake Holding Pte. Ltd.

(4) Asia Interactive Holdings, a corporation organized and existing under the laws of Malaysia, was incorporated on March 7, 2000.

(5) Ernst & Young Trust Sdn. Bhd., a corporation organized and existing under the laws of Malaysia, was incorporated on October 5, 1990.

(6) The total shares issued and outstanding of Ernst & Young Trust Sdn.Bhd. is 32,002. Pang Pah Loh (also known as Pang Pak Lok), Mohamed Sukamo bin Tun Saroon, Foo san Kan and Kevin How Kow each hold 5000 shares. Nordin bin Baharuddin and Petrus Gimbad each hold 5001 shares.

         After giving effect to the transaction with the Selim K. Zilkha Trust ("Zilkha Trust") described in ITEM 2, beneficial and record owners of more than 5% of the outstanding Common Stock of the Registrant, is as follows:


Name and Address                            Amount and                                  Percentage
         of                                 Nature of                                   of
Beneficial Owner                            Beneficial Ownership                        Ownership (1)
----------------                            --------------------                        -------------
Alanberg Pte. Ltd. (2)(3)(4)                41,400,000 shares of                        63.89%
20 Raffles Place #17-00                     Common Stock of
Ocean Tower, Singapore                      Record and Beneficially
                  048620

Selim K. Zilkha Trust                       12,000,000 shares of                        18.52%
c/o Selim K. Zilkha                         Common Stock
1001 McKinney,                              Beneficially
Suite 1900
Houston, Texas 77002

Francois Gontha                             20,700,000 shares of                        31.942%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 50%
                  048620                    shareholder of Alanberg
                                            Pte Ltd.

Asia Interactive Holdings(4)                20,700,000 shares of                        31.942%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 50%
                  048620                    shareholder of Alanberg
                                            Pte Ltd.

Ernst and Young
Trust Sdn.Bhd.(5)                           20,700,000 shares of                        31.942%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 100%
                  048620                    shareholder of Asia
                                            Interactive Holdings

Pang Pah Loh a/k/a
Pang Pak Lok (6)                            3,449,770.009 shares of                       5.3234%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Mohamed Sukarno
bin Tun Saroon(6)                           3,449,770.009 shares of                       5.3234%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

                                      -4-

Foo San Kan(6)                              3,449,770.009 shares of                       5.3234%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Kevin How Kow(6)                            3,449,770.009 shares of                       5.3234%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6655%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Nordin bin Baharuddin(6)                    3,450,459.96 shares of                        5.3245%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6688%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.

Petrus Gimbaud(6)                           3,450,459.96 shares of                        5.3245%
20 Raffles Place #17-00                     Common Stock held
Ocean Tower, Singapore                      Beneficially as a 16.6688%
                  048620                    shareholder of Ernst & Young
                                            Trust Sdn.Bhd.


(1) Percentage of ownership based on voting rights associated with total outstanding common shares of 64,803,160 issued and outstanding after giving effect to the transaction described in ITEM 2 of this report. This assumes the conversion of the One Million shares of the Series B Preferred Stock held by the Zilkha Trust into Five Million shares of Common Stock and the exercise of both Warrants granted to the Zilkha Trust for an additional Seven Million common shares.

(2) The Directors of Alanberg Pte Ltd. are as follow: Raj Singam; Dewi Gontha Sulisto; Francois Gontha; and Noorjahan Meurling.

(3) After the Closing of the transaction described in ITEM 2, Alanberg Pte Ltd sold or otherwise conveyed 2,600,000 share of the Registrant's Common Stock to Kingslake Holding Pte. Ltd.

(4) Asia Interactive Holdings, a corporation organized and existing under the laws of Malaysia, was incorporated on March 7, 2000.

(5) Ernst & Young Trust Sdn. Bhd., a corporation organized and existing under the laws of Malaysia, was incorporated on October 5, 1990.

(6) The total shares issued and outstanding of Ernst & Young Trust Sdn.Bhd. is 32,002.

         Pang Pah Loh (also known as Pang Pak Lok), Mohamed Sukamo bin Tun Saroon, Foo san Kan and Kevin How Kow each hold 5000 shares. Nordin bin Baharuddin and Petrus Gimbad each hold 5001 shares.


ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

(1) Stock Purchase Agreement for the Acquisition of 90% of the Outstanding Shares of PT. Jaring Data Interaktif


         On March 13, 2000, the Registrant entered into a Stock Purchase Agreement with Adisatrya Surya Sulisto ("Seller" or "Sulisto"), owner of at least 90% of the issued and outstanding shares of Jaring Data Interaktif, ("JDI") wherein and whereby, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., was to purchase 90% of the issued and outstanding shares of JDI in exchange for 44,000,000 shares of the Registrant's Common Stock. The Stock Purchase Agreement also contemplated that an additional 5,000,000 shares of the Registrant's common stock would be issued to the Seller in the event that the Seller raised an additional $10,000,000 in capital for the Registrant.

         On March 24, 2000, Registrant entered into an Amended and Restated Stock Purchase Agreement (the "Agreement") which replaced the Stock Purchase Agreement executed March 13, 2000. This Agreement did not differ significantly from the March 13, 2000 Stock Purchase Agreement and essentially clarified certain terms of the original agreement and expanded the representations and warranties made by the Registrant and Seller. Again, in this Agreement, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., was to purchase 90% of the issued and outstanding shares of JDI from Seller in exchange for 44,000,000 shares of the Registrant's common stock.

         The Agreement also provided that Seller contemplated entering into an arrangement with the Selim K. Zilkha Trust ("Zilkha" or the "Trust") wherein the Trust would purchase 5,000,000 shares of Registrant's Common Stock in exchange for a $10,000,000 capital infusion in the Registrant. It was contemplated that this Private Placement would close simultaneously with the closing under the Agreement and after Registrant receives appropriate investment representations from Zilkha. The Agreement further provided that Zilkha, would be entitled to all the rights, remedies, and other benefits under the Agreement as Seller, on a pro rata basis. One of these other benefits included certain registration rights.

         The Agreement granted Seller and Zilkha and any Transferee of either with registration rights that included one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations contemplated by the Agreement, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling shareholders. As for the demand registration, the Agreement provided, that the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees and Commission and NASD filing fee, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

         Shareholder approval was required by the Agreement to complete the transaction. Additionally, shareholder approval was also required since the transaction contemplated a change in the name of the Registrant to Asia Web Holdings, Inc. and since the completion of the transaction required increasing the authorized shares of Common Stock from 50,000,000 to 100,000,000.

         The Agreement provided that prior to closing, the Bylaws of the Registrant and its wholly owned subsidiary would be amended to increase the Board of Directors to eight (8) directors. Upon closing, the Agreement contemplated that when the Registrant solicited proxies for approval of the Agreement by the Shareholders, it would also solicit proxies for the election of a Board of Directors consisting of eight persons, six (6) of which were to be designated by the Seller and two of which were to be designated by the current management.

         The Agreement further contemplated that, upon closing, Michael Schaffer, the Registrant's current Chief Executive Officer would enter into an employment agreement in which Mr. Schaffer i) would serve as Chief Executive Officer for a period of five (5) years; ii) receive an annual salary of $150,000 per year plus a qualified option package; iii) may be terminated by the Registrant, at any time, by providing him with a severance of 1 1/2 years of compensation at any time during the first year, 1 year compensation during the next three years, and 1/2 year compensation during the fifth or last year. The Agreement further contemplated providing Lawrence Schaffer, President, and Waddy Stephenson, Chief Technical Officer similar employment contracts at their present compensation levels.

         The Agreement contemplated that closing would occur no later than August 31, 2000 and that the Agreement could be terminated by either party if the closing did not occur by that date.

         Closing was also subject to the approval of the Indonesian Badan Penanaman Modal or Investment Board and was obtained on March 24, 2000. Closing was also subject to the approval of the Ministry of Laws and Legislation of the amended Articles of Association of JDI reflecting the position of the Registrant as a shareholder. Final approval of the Ministry of Laws and Legislation was obtained on June 6, 2000. Amended and final approval of Badan Penanaman Modal or Investment Board was obtained on June 16, 2000.

         The Agreement also contemplated that the Seller would transfer the JDI stock to an offshore entity which would be substituted in the in the place of the Seller.

         The Annual Meeting of Stockholders was held on May 22, 2000 and at that meeting, the shareholders of the Registrant approved and adopted the following:

         (1) Amended and Restated Stock Purchase Agreement, dated as of March 24, 1999 (the "Agreement"), by and among AcuBid, AcuBid Acquisition Corporation ("Acquisition Corp."), PT Jaring Data Interaktif ("JDI") and Adisatrya Surya Sulisto ("Sulisto") or his assignee pursuant to which AcuBid, through Acquisition Corp., would purchase 90% of the issued and outstanding shares of JDI from Sulisto in exchange for 44,000,000 shares of AcuBid common stock, par value $.001 per share (the "Common Stock")This agreement also contemplated that at the time of the Acquisition, Selim K. Zilkha Trust ("Zilkha") who had indicated an interest in acquiring shares of the Registrant if the Acquisition is completed, would purchase 5,000,000 shares of Common Stock at $2.00 per share for an aggregate purchase price of $10,000,000.

         (2) Amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares and change the name of the Company to Asia Web Holdings, Inc.;

         (3) The election of the Michael Schaffer; Waddy Stephenson; Tjahjono Soerjodibroto; William Millard; Terry Giles; Raj Singam; Gordon Holterman; and, Bosko Djordjevic to the Board of Director for a term of one year and effective upon Closing;

         (4)      The 1999 Incentive Equity Plan;

         (5)      The 1999 Stock Option Plan for Non-Employee Directors; and,

         (6) The ratification of the appointment of Israeloff, Trattner & Co., P.C. as the Registrants independent auditors for the fiscal year ending August 31, 2000.

         Implementation of No.2 above was condition on approval of No.1 and the completion of the Acquisition. The election of the six directors recommended by Sulisto (all of the above, excluding Michael Schaffer and Waddy Stephenson) was only to be effective upon closing of the Acquisition.

         On June 2, 2000, Registrant filed the Restated Certificate of Incorporation of Acubid.com, Inc. changing the authorized shares and changing the name of the Company from Acubid.com, Inc. to Asia Web Holdings, Inc.

         Between May 22, 2000 and June 28, Registrant entered into the following agreements with the officers and directors, including some of the directors whose election was to be effective upon closing:

         Michael Schaffer

         An employment agreement between Michael Schaffer and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as Chief Executive Officer for the next five years, Mr. Schaffer will receive an annual salary of $150,000 plus a monthly car allowance of $500. Additionally, in the employment agreement, Mr. Schaffer was granted options to purchase 500,000 shares of common stock. Of those 500,000 options, 300,000 are non-qualified options and subject to the terms of a Stock Option Agreement also executed on June 1, 2000. The remaining 200,000 options are incentive equity options and subject to the terms of the Company's Incentive Equity Plan. The non-qualified options vest at a rate of 150,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the non-qualified options shall be $2.50 per share. The incentive equity options vest at a rate of 40,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the incentive equity options is $2.50 per share. No additional director compensation is presently provided to Mr. Schaffer. In the event Mr. Schaffer is terminated by the Registrant without cause, Registrant is obligated to pay Mr. Schaffer: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Schaffer is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Schaffer is terminated any time thereafter during the term of the employment agreement.

         Waddy Stephenson

         An employment agreement between Waddy Stephenson and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as Chief Technology Officer for the next five years, Mr. Stephenson will receive an annual salary of $100,000 plus a monthly car allowance of $450. Additionally, in the employment agreement, Mr. Stephenson was granted options to purchase 100,000 shares of common stock. These options are incentive equity options, subject to the terms of the Company's Incentive Equity Plan, and vest at a rate of 40,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the options is $2.50 per share. No additional director compensation is presently provided to Mr. Stephenson. In the event Mr. Stephenson is terminated by the Registrant without cause, Registrant is obligated to pay Mr. Stephenson: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Stephenson is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Stephenson is terminated any time thereafter during the term of the employment agreement.

         Lawrence Schaffer

         An employment agreement between Lawrence Schaffer and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as President for the next five years, Mr. Schaffer will receive an annual salary of $84,000 plus a monthly car allowance of $450. In the event Mr. Schaffer is terminated by the Registrant without cause, Registrant is obligated to pay Mr.
Schaffer: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Schaffer is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Schaffer is terminated any time thereafter during the term of the employment agreement.

         Terry Giles

         An agreement between Terry Giles and Asia Web Holdings, Inc was entered into on June 14, 2000. In return for his serving as a Director of Asia Web Holdings, Inc for the next five years, Mr. Giles was granted options to purchase 500,000 shares of common stock. These options are non-qualified options and vest at a rate of 100,000 per year, the first vesting commencing immediately with the signing of the agreement. The exercise price for the options is $2.00 per share.

         William Millard

         An agreement between William Millard and Asia Web Holdings, Inc was entered into on June 14, 2000. In return for his serving as a Director of Asia Web Holdings, Inc for the next five years, Mr. Millard was granted options to purchase 500,000 shares of common stock. These options are non-qualified options and vest at a rate of 100,000 per year, the first vesting commencing immediately with the signing of the agreement. The exercise price for the options is $2.00 per share.

         Tjahjono Soerjodibroto

         A services agreement between Tjahjono Soerjodibroto and Asia Web Holdings, Inc was entered into on June 28, 2000. In return for his serving as Director and Chairman of the Board for the next five years, Mr. Soerjodibroto will receive an annual salary of $200,000. Additionally, in the services agreement, Mr. Soerjodibroto was granted options to purchase 150,000 shares of common stock. These options are non-qualified options and vest at a rate of 30,000 per year, the first vesting commencing at the end of the first year of service. The exercise price for the options is $2.00 per share.

         Bosko Djordjevic

         Mr. Djordjevic presently has no compensation package from Asia Web Holdings, Inc.

         Gordon Holterman

         Mr. Holterman never had a compensation package from Asia Web Holdings, Inc.

         Raj Singam

         Mr. Singam presently has no compensation package from Asia Web Holdings, Inc.

         Pursuant to a Sale and Purchase Agreement dated June 15, 2000, between Adisatrya Surya Sulisto and Alanberg Pte. Ltd., a Singapore corporation, ("Alanberg" or "Seller"), Alanberg assumed all of the duties, rights and obligations of Sulisto under the Amended and Restated Stock Purchase Agreement.

         By June 19, 2000, all required Indonesian regulatory approval and all conditions precedent had been fulfilled and the Transaction closed on that date. At the closing, Registrant delivered to Alanberg certificates representing 44,000,000 shares of the Registrant's Common Stock in exchange for 180,000,000 shares or 90% of the issued and outstanding shares of JDI's stock. No other consideration was paid for 90% of the issued and outstanding shares of JDI stock.

         On June 20, 2000, Registrant and Alanberg entered into Amendment No. 1 to the Amended and Restated Stock Purchase Agreement ("Amendment No. 1") amended the provisions of Article III of the Agreement. Amendment No. 1 provided that Seller was to arrange for Zilhka to purchase 1,000,000 shares of Registrants Series B Preferred Stock (convertible into 5,000,000 common shares) at $10.00 per share (the "Preferred Shares"). Amendment No. 1 also provided that Zilkha was to receive a Warrant to purchase an additional 5,000,000 shares of common Stock exercisable at $2.00 per share for the first three years after the closing of the Transaction and $4.00 per share for an additional two years thereafter. Additionally, Zilkha was to receive a second warrant to purchase an additional 2,000,000 shares of Common Stock exercisable at $5.00 per share for five years after the closing of the Transaction. Amendment III also provided that Zilkha was entitled to all the same rights, remedies and other benefits under the Agreement as the Seller, including registration rights.

         On June 20, 2000, Registrant entered into a Registration Rights Agreement with Zilkha which provided that Zilkha was entitled to one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling shareholders. As for the demand registration, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees and Commission and NASD filing fee, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

         On June 20, 2000, Registrant filed the Certificate of Designations of the Series B Preferred with the Delaware Secretary of State. The Preferred Shares have a Stated Value of $10.00 per share, rank senior to all other securities of the Registrant, including later authorized classes, have a liquidation preference, and are convertible, at any time into five common shares for each preferred share. The Preferred Shares also contain an Economic Anti-Dilution provision in the event that the Registrant sells Common Stock at a more advantageous price than Two Dollars per share within ten years of the issuance of the Preferred Shares.

         On June 23, 2000, the Company closed the Private Placement transaction with Zilkha, issuing 1,000,000 shares of Series B Preferred Stock and the two warrants described above, in exchange for $10,000,000.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired :

                  1. Pt Jaring Data Interaktif and Subsidiary Consolidated Balance Sheets as of June 30, 2000 and December 31, 1999.

                  2. Pt Jaring Data Interaktif and Subsidiary Consolidated Statement of Operations for the six months ended June 30, 2000 and from inception (February 25, 1999) through June 30, 1999 and the period from inception ("February 25, 1999) through December 31, 1999

                  3. Pt Jaring Data Interaktif and Subsidiary Consolidated Statement of Cash Flows for the six months ended June 30, 2000 and from inception (February 25, 1999) through June 30, 1999 and June 30, 2000.

                  4.       Notes to Consolidated Financial Statements

         (b)      Unaudited Pro Forma Combined Condensed Financial Statements

                  1. Asia Web Holdings, Inc. and Pt. Jaring Data Interaktif Unaudited Pro Forma Combined Balance Sheet as of May 31, 2000

                  2. Asia Web Holdings, Inc. and Pt. Jaring Data Interaktif Unaudited Pro Forma Combined Statement of Operations for nine months ended May 31, 2000

                  3. Asia Web Holdings, Inc. and Pt. Jaring Data Interaktif Unaudited Pro Forma Combined Statement of Operations for the year ended August 31, 1999

                  4.       Notes to Unaudited Pro Forma Combined Financial
                           Statements



Exhibit           Description                                               Page
-------           -----------                                               ----

2.1 Stock Purchase Agreement Executed March 13, 2000 (Filed with Form 8-K on March 29, 2000)

2.2               Amended and Restated Stock Purchase Agreement
                  Executed March 24, 2000 (Filed with Form 8-K on
                  March 29, 2000 and Registrant's Definitive Proxy filed on May 3, 2000)

2.3 Amendment No. 1 to the Amended and Restated Stock Purchase Agreement Executed June 20, 2000
                  (Filed with Form 8-K on July 5, 2000)

3(i) Restated Certificate of Incorporation of Acubid.com, Inc. (filed with Registrant's Definitive Proxy on May 3, 2000.)

4.1 Certificate of Designations of the Series B Preferred Stock Filed June 20, 2000 (Filed with Form 8-K on July 5, 2000)

4.2 Warrant 1 Dated June 20, 2000 granted Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)

4.3 Warrant 2 Dated June 20, 2000 granted Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)

10.1 Employment Agreement with Michael Schaffer dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.2 Stock Option Agreement with Michael Schaffer dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.3 Employment Agreement with Waddy Stephenson dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.4 Employment Agreement with Lawrence Schaffer dated June 1, 2000 (Filed with Form 8-K on July 5, 2000)

10.5 Director's Compensation Agreement dated June 14, 2000 with Terry Giles (Filed with Form 8-K on July 5, 2000)

10.6 Director's Compensation Agreement dated June 14, 2000 with William Millard (Filed with Form 8-K on July 5, 2000)

10.7              Director's Compensation Agreement dated June 28, 2000
                   with Tjahjono Soerjodibroto (Filed with Form 8-K
                  on July 5, 2000)

10.8 Purchase and Sale Agreement dated June 12, 2000 between Adisatrya Surya Sulisto and Alanberg Pte Ltd, a Singapore Corporation (Filed with Form 8-K on July 5, 2000)

10.9 Registration Rights Agreement dated June 20, 2000 between Registrant and the Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    September 5, 2000

                                           ACUBID.COM, INC. (Registrant)



                                    By:     /S/ Lawrence Schaffer
                                            ----------------------------
                                            Lawrence Schaffer, President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit           Description                                               Page
-------           -----------                                               ----

2.1 Stock Purchase Agreement Executed March 13, 2000 (Filed with Form 8-K on March 29, 2000)

2.2               Amended and Restated Stock Purchase Agreement
                  Executed March 24, 2000 (Filed with Form 8-K on
                  March 29, 2000 and Registrant's Definitive Proxy filed on May 3, 2000)

2.3 Amendment No. 1 to the Amended and Restated Stock Purchase Agreement Executed June 20, 2000
                  (Filed with Form 8-K on July 5, 2000)

3(i) Restated Certificate of Incorporation of Acubid.com, Inc. (filed with Registrant's Definitive Proxy on May 3, 2000.)

4.1 Certificate of Designations of the Series B Preferred Stock Filed June 20, 2000 (Filed with Form 8-K on July 5, 2000)

4.2 Warrant 1 Dated June 20, 2000 granted Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)

4.3 Warrant 2 Dated June 20, 2000 granted Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)

10.1 Employment Agreement with Michael Schaffer dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.2 Stock Option Agreement with Michael Schaffer dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.3 Employment Agreement with Waddy Stephenson dated June1, 2000 (Filed with Form 8-K on July 5, 2000)

10.4 Employment Agreement with Lawrence Schaffer dated June 1, 2000 (Filed with Form 8-K on July 5, 2000)

10.5 Director's Compensation Agreement dated June 14, 2000 with Terry Giles (Filed with Form 8-K on July 5, 2000)

10.6 Director's Compensation Agreement dated June 14, 2000 with William Millard (Filed with Form 8-K on July 5, 2000)

10.7 Director's Compensation Agreement dated June 28, 2000 with Tjahjono Soerjodibroto (Filed with Form 8-K on July 5, 2000)

10.8 Purchase and Sale Agreement dated June 12, 2000 between Adisatrya Surya Sulisto and Alanberg Pte Ltd, a Singapore Corporation (Filed with Form 8-K on July 5, 2000)

10.9 Registration Rights Agreement dated June 20, 2000 between Registrant and the Selim Zilkha Trust (Filed with Form 8-K on July 5, 2000)


                                   PT JARING DATA INTERAKTIF AND SUBSIDIARY
                                     (Companies in the Development Stage)
                                          CONSOLIDATED BALANCE SHEET


                                                    ASSETS


                                                         June 30, 2000
                                                           (Unaudited)                     December 31, 1999
                                                   -----------------------------     -----------------------------

                                                    Rp (000's)          U.S. $        Rp (000's)          U.S. $
                                                   ------------     ------------     ------------     ------------
CURRENT ASSETS
     Cash on hand and in banks                       3,632,503          413,960        1,012,828          141,456
     Accounts receivable                               632,381           72,066           55,650            7,772
     Advances for expenses                           2,139,297          243,795          123,955           17,312
     Prepaid tax                                       199,304           22,713            4,110              574
                                                   ------------     ------------     ------------     ------------

Total Current Assets                                 6,603,485          752,534        1,196,543          167,114

DEFERRED TAX ASSET                                     473,726           53,985          473,726           66,163

PROPERTY AND EQUIPMENT
     Net of accumulated
        depreciation                                 5,654,872          644,430        3,383,841          472,604

OTHER ASSETS
     Refundable deposits                               414,200           47,202          401,139           56,025
     Goodwill                                          483,000           55,043                -                -
                                                   ------------     ------------     ------------     ------------

TOTAL ASSETS                                        13,629,283        1,553,194        5,455,249          761,906
                                                   ============     ============     ============     ============


                               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
     Accounts payable                                2,190,098          249,583        1,020,767          142,565
     Due to stockholder                                      -                -          230,473           32,189
     Taxes payable                                      16,923            1,929          112,342           15,690
     Accrued expenses                                  241,209           27,488          238,260           33,277
                                                   ------------     ------------     ------------     ------------

Total Current liabilities                            2,448,230          279,000        1,601,842          223,721
                                                   ------------     ------------     ------------     ------------

DUE TO RELATED PARTIES                              12,209,298        1,391,373                -                -
                                                   ------------     ------------     ------------     ------------

MINORITY INTEREST                                      171,284           19,519          171,284           23,922
                                                   ------------     ------------     ------------     ------------

STOCKHOLDERS' EQUITY
    (DEFICIENCY)
     Capital stock - Rp 25 par value
         Authorized, subscribed and fully paid
          -200,000,000 shares                        5,000,000          569,801        5,000,000          698,324
     Net loss accumulated during the
         Development stage                          (6,199,529)        (706,499)      (1,317,877)        (184,061)
                                                   ------------     ------------     ------------     ------------

Stockholders' Equity (Deficiency)                   (1,199,529)        (136,698)       3,682,123          514,263
                                                   ------------     ------------     ------------     ------------

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIENCY)              13,629,283        1,553,194        5,455,249          761,906
                                                   ============     ============     ============     ============


See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.


                                        PT JARING DATA INTERAKTIF AND SUBSIDIARY
                                          (COMPANIES IN THE DEVELOPMENT STAGE)

                                          CONSOLIDATED STATEMENT OF OPERATIONS

                                                       (UNAUDITED)


                                                    For the Six Months Ended             Inception (February 25, 1999) to
                                                         June 30, 2000          ----------------------------------------------------
                                                          (Unaudited)                June 30, 1999               June 30, 2000
                                                   -------------------------    ------------------------  --------------------------

                                                     Rp (000)       U.S. $       Rp (000)       U.S. $       Rp (000)       U.S. $
                                                   -----------   -----------   -----------   -----------   -----------   -----------

Revenue                                                95,172        11,908             -             -       119,622        15,324

Cost of Revenue                                     1,733,238       216,872             -             -     1,733,238       216,872
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Gross profit                              (1,638,066)     (204,964)            -             -    (1,613,616)     (201,548)
                                                   -----------   -----------   -----------   -----------   -----------   -----------

OPERATING EXPENSES
     Salaries and employee benefits                   849,840       106,336       122,098        17,721     1,537,696       202,405
     General and administrative                     1,621,598       202,903        71,416        10,365     2,862,538       376,219
     Sales and marketing                              165,909        20,759         3,600           522       165,909        20,759
     Depreciation and amortization                    554,744        69,412         8,319         1,207       720,854        92,612
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Total operating expenses                   3,192,091       399,410       205,433        29,815     5,286,997       691,995
                                                   -----------   -----------   -----------   -----------   -----------   -----------

Loss from operations                               (4,830,157)     (604,734)     (205,433)      (29,815)   (6,900,613)     (893,543)
                                                   -----------   -----------   -----------   -----------   -----------   -----------

Other Income (Expense)
     Gain (loss) on foreign exchange                    8,405         1,051       (78,983)      (11,463)      139,759        19,396
     Interest income - net                             21,441         2,683         9,641         1,399        30,225         3,910
     Other                                            (81,342)      (10,178)         (108)          (16)      (81,342)      (10,178)
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Total other income (expense)                 (51,496)       (6,444)      (69,450)      (10,080)       88,642        13,128
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Loss before provision for income
          tax (benefit)                            (4,881,653)     (610,817)     (274,883)      (39,895)   (6,811,971)     (880,415)

Provision for income tax (benefit)                          -             -             -             -      (473,726)      (66,163)
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Loss before minority interest             (4,881,653)     (610,817)     (274,883)      (39,895)   (6,338,245)     (814,252)

Minority interest in net loss of subsidiary                 -             -             -             -       138,715)      (19,374)
                                                   -----------   -----------   -----------   -----------   -----------   -----------

         Net loss                                  (4,881,653)     (610,817)     (274,833)      (39,895)   (6,199,530)     (794,878)
                                                   ===========   ===========   ===========   ===========   ===========   ===========

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.


                                        PT JARING DATA INTERAKTIF AND SUBSIDIARY
                                          (COMPANIES IN THE DEVELOPMENT STAGE)

                                          CONSOLIDATED STATEMENT OF CASH FLOWS

                                                       (UNAUDITED)

                                                                                       Inception (February 25, 1999) to
                                                    For the Six Months Ended ---------------------------------------------------
                                                         June 30, 2000             June 30, 1999            June 30, 2000
                                                   ------------------------- ------------------------- -------------------------
                                                      Rp (000)     U.S. $      Rp (000)      U.S. $      Rp (000)      U.S. $
                                                   ------------ ------------ ------------ ------------ ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                          (4,881,653)    (610,817)    (274,883)     (38,716)  (6,199,530)    (794,878)
                                                   ------------ ------------ ------------ ------------ ------------ ------------
  Adjustments to reconcile net loss to net cash
    used in operating activities:
       Depreciation                                    544,744       68,161        8,319        1,172      710,854       91,361
       Provision for income tax - deferred                   -            -            -            -     (473,726)     (66,163)
       Minority interest in net loss of subsidiary           -            -            -            -     (138,716)     (19,374)
       Operating assets and liabilities:
         Accounts receivable                          (576,731)     (72,164)           -            -     (632,381)     (79,936)
         Advances for expenses and other            (2,015,342)    (252,170)    (148,304)     (20,888)  (2,139,296)    (269,482)
         Prepaid tax                                  (195,194)     (24,424)           -            -     (199,304      (24,998)
         Refundable deposits                           (13,061)      (1,634)           -            -     (414,200)     (57,659)
         Accounts payable                              866,889      108,470       14,210        2,001    1,887,656      251,035
         Taxes payable                                 (95,419)     (11,939)           -            -       16,923        3,751
         Accrued expenses                                2,949          369            -            -      241,209       33,646
                                                   ------------ ------------ ------------ ------------ ------------ ------------

         Total adjustments                          (1,481,165)    (185,331)    (125,775)     (17,715)  (1,140,981)    (137,819)
                                                   ------------ ------------ ------------ ------------ ------------ ------------

         Net cash used in operating activities      (6,362,818)    (796,148)    (400,658)     (56,431)  (7,340,511)    (932,697)
                                                   ------------ ------------ ------------ ------------ ------------ ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property and equipment             (2,819,738)    (352,820)    (433,103)     (61,000)  (6,369,689)    (848,624)
  Investment in shares of common stock                (483,000)     (60,435)           -            -     (483,000)     (60,435)
                                                   ------------ ------------ ------------ ------------ ------------ ------------
         Net cash used in investing activities      (3,302,738)    (413,255)    (433,103)     (61,000)  (6,852,689)    (909,059)
                                                   ------------ ------------ ------------ ------------ ------------ ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of capital stock                                  -            -      250,000       35,211    5,000,000      698,324
  Capital contributions from minority interest in
     subsidiary                                              -            -            -            -      310,000       43,296
  Advances from related parties                     12,285,231    1,537,191    1,295,500      182,465   12,515,703    1,569,380
                                                   ------------ ------------ ------------ ------------ ------------ ------------
         Net cash provided by financing activities  12,285,231    1,537,191    1,545,500      217,676   17,825,703    2,311,000
                                                   ------------ ------------ ------------ ------------ ------------ ------------

INCREASE (DECREASE) IN CASH                          2,619,675      327,788      711,739      100,245    3,632,503      469,244

CASH - beginning of period                           1,012,828      141,456            -            -            -            -
                                                   ------------ ------------ ------------ ------------ ------------ ------------

CASH - end of period                                 3,632,503      469,244      711,739      100,245    3,632,503      469,244
                                                   ============ ============ ============ ============ ============ ============

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       ORGANIZATION AND NATURE OF BUSINESS

         PT Jaring Data Interaktif ("the Company") was established on February 25, 1999 based on the notarial deed No. 2 of Uus Sumirat S.H. The deed of establishment was approved by the Ministry of Justice in its decision letter No. C-17528.HT.01.01Th 99 dated October 12, 1999. Based on the Stockholders' Extraordinary Meeting held on November 12, 1999, the Company's articles of association has been amended to increase the Company's authorized, subscribed and fully paid capital stock (see Note
         10).

         According to article 3 of its articles of association, the Company shall engage in trading, construction, manufacturing, agriculture, transportation, printing, multimedia satellite and service. Its activities since its establishment have been related mainly to the development and marketing of a television program starting in 1999.

         PT Medialintas Antarbuana ("MLB"), the Company's 69%-owned subsidiary, was established in 1995 but had been dormant until 1998. In 1999, it established the groundwork to provide internet-related services to the Company. It obtained a principal license to engage as an internet service provider from the Directorate General of Post and Telecommunication of the Ministry of Transportation in its letter No. 19/DIRJEN/2000 dated February 4, 2000.

         As of June 30, 2000, the Companies are in the development stage as defined under Statement of Financial Accounting Standards No. 6, "Accounting and Reporting by Development Stage Enterprises".


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Principles of Consolidation

         The consolidated financial statements include the accounts of the Company and PT Medialintas Antarbuana. All significant inter-company accounts and transactions have been eliminated.

         Transactions with Related Parties

         The Company has transactions with certain parties which are regarded as having special relationship as defined under Statement of Financial Accounting Standards No. 57, "Related Party Disclosures".

         The nature and extent of these transactions with related parties are disclosed in

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Property and Equipment

         Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets as follows:
                                                                     Years
                                                                     -----

                    Infrastructure                                     4
                    Operating equipment                                4
                    Office furniture and equipment                     4

         The cost of maintenance and repairs is expensed as incurred; significant renewals and betterments are capitalized to the related property and equipment account. When assets are retired or otherwise disposed of, their costs and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in results of operations for the period.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include those related to recoverability of goodwill and deferred taxes.

         Revenue Recognition

         Revenue from subscription is recognized when the service is delivered to the subscriber based on the respective subscription terms.

         Foreign Currency Transactions and Balances

         Transactions involving foreign currencies are recorded at the rates of exchange prevailing at the time the transactions are made. At the balance sheet date, assets and liabilities denominated in foreign currencies are adjusted to reflect the rates of exchange prevailing at such date as published by Bank Indonesia (Central Bank), and the resulting gains or losses are credited or charged to current operations.

         At June 30, 2000, the average buying rate of exchange used was Rp 8,775 to U.S. $1.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


         Deferred Income Tax

         The Company provides for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities.


3.       TRANSLATION OF RUPIAH INTO UNITED STATES DOLLARS

         The financial statements are stated in rupiah. The translations of the rupiah amounts into United States dollar are included solely for the convenience of the readers, using the average of Rp 7,992 to U.S.$1. The convenience translations should not be construed as representations that the rupiah amounts have been, could have been, or could in the future be, converted into United States dollar at this or any other rate of exchange.


4.       ACQUISITION BY ASIA WEB HOLDINGS, INC. (formerly AcuBid.Com) ("Asia
         Web").

         On March 13, 2000 (as amended on March 27, 2000), the Company entered into a Stock Purchase Agreement with Adisatrya Surya Sulisto ("Seller" or"Sulisto"), owner of at least 90% of the issued and outstanding shares of the Company's common stock whereby, Asia Web, through its wholly owned subsidiary Acubid Acquisition Corp. purchased 90% of the issued and outstanding shares of the Company's stock. In exchange for 44,000,000 shares of Asia Web's Common Stock. The Stock Purchase Agreement provides that an additional 5,000,000 shares of Asia Web's common stock will be issued to the Seller in the event that the Seller raises an additional $10,00,000 in capital for Asia Web.

5.       REFUNDABLE DEPOSITS

         This account consists of the deposits amounting to U.S. $49,500 (Rp 351,450,000) and Rp 49,689,050 paid to Loral Orion Service Inc. - U.S.A. and other parties, respectively.


6.       TRANSACTIONS WITH A RELATED PARTY

         The Company obtained advances totaling U.S. $32,461 (Rp 230,473,100) from Mrs. Dewi Allice Lydia Gontha (stockholder). These advances, which are outstanding as of December 31, 1999, are non-interest bearing. There are no fixed repayment terms.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.       AGREEMENTS

         a.       Loral Orion Services Inc. USA ("Loral")

                  On December 6, 1999, MLB entered into an agreement with Loral, whereby Loral agreed to provide telecommunication network services ("the services") for transporting Internet Protocol ("IP") packets between Loral Internet Gateways and MLB's site. The service consists, among others, of providing: (I) simplex Permanent Virtual Circuits ("PVC") between Loral Internet Gateway and MLB's site, (ii) Borday Gateway Protocol service between the router at MLB's site and Loral-designated U.S. Internet Service Provider ("ISP"), (iii) required space segment, satellite uplink and downlink services, and (iv) technical consultancy service. MLB is obligated to pay Loral the following: (I) one-time installation fee of U.S. $5,000,
                  (ii) monthly service fee of U.S. $16,500, and (iii) refundable deposit of U.S. $49,500.

                  As of December 31, 1999, MLB has paid to Loral refundable deposit amounting to U.S. $49,500 (Rp 351,450,000), installation fee amounting to U.S. $5,000 or Rp 35,690,000 (charged to Installation and Related Expenses) and sevice fee amounting to U.S. $16,500 or Rp 117,150,000 (charged to Advances).

                  On December 8, 1999, the Company entered into an agreement with MLB, whereby MLB agreed to provide the services to the Company. In return, the Company agreed to reimburse MLB (I) monthly service fee of U.S. $16,500 and refundable deposit of U.S. $49,500 which have been paid by MLB to Loral as discussed above, and (ii) VSAT rental fees payable to Infokom (see"d" below) and IIX ("Indonesian Internet Exchange") fees amounting to U.S. $2,500 and U.S.$1,500 per month, respectively.

         b.       PT Mesana Investama Utama ("Mesana")

                  The Company has an agreement with Mesana, a related company which is an Indonesian securities company. Under the agreement which is dated December 3, 1999, the Company agreed to provide Mesana online electronic stock trading, website development and maintenance, news and data supply, software license, web hosting and mail hosting. In return, Mesana shall pay the Company 25% of the total net commission on stock trading generated by Mesana of Rp 12,500,000 per month, whichever amount is greater.

         c.       PT Indonesian Satellite Corporation Tbk ("Indosat")

                  On October 1, 1999, the Company entered into a contract with Indosat, for the use of Indosat's Indosatnet facility by the Company for a compensation of Rp 7,500,000 per month. As of December 31, 1999, Indosat has billed the Company installation fee and rental fee amounting to Rp 2,500,000 and Rp 22,500,000, respectively.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT


7.       AGREEMENTS (Continued)

         d.       PT Infokom Electrindo ("Infokom")

                  On October 6, 1999, MLB entered into a lease agreement with Infokom, for the use of Infokom's Very Small Aperture Terminal ("VSAT") equipment to be installed in MLB's site. In return, the Company agreed to pay Infokom, service fee amounting to U.S. $30,000 per year. The lease agreement will expire on November 17, 2000. As of December 31, 1999, the amounts of U.S. $2,375 and Rp 17,000,000 (charged to Service Fee) have been billed by Infokom to MLB.

         e.       PT Tanjung Bangun Semesta ("TBS")

                  On September 1, 1999, the Company signed a memorandum of understanding with TBS whereby the Company agreed to provide TBS with Quick Financial Channel Program either through direct cable connection or via Broadcast Satellite under certain terms and conditions as provided in the memorandum. The subscription revenue earned from TBS amounted to Rp 1,800,000 udring the period.

         f.       PT Matahari Lintas Cakrawala ("MLC")

                  On September 1, 1999, the Company entered into an agreement with MLC whereby the Company agreed to provide MLC with Quick financial Channel Program through a direct cable connection which will become part of the subscription television service currently being provided by MLC. The revenue earned will be shared between the Company and MLC at the rates of 70% and 30%, respectively. The subscription revenue earned from MLC amounted to Rp 22,650,000 during the period.

         g.       PT Bursa Efek Jakarta ("BEJ")

                  (i) On March 3, 1999, the Company and BEJ entered into an agreement whereby both parties agreed, among other matters, to cooperate in the development and provision of programming services such as: stock Channel and TV interactive'Web TV ("Program Channel"), which will be distributed via cable television operators in Indonesia, MLC's Indovision Digital channel and/or other media.

                           Under the agreement, BEJ will: (I) provide certain supporting equipment and space in the Jakarta Stock Exchange which will be available to the Company in order to provide the programming service to other third parties and (ii) make available to the Company certain data and other information related with securities transactions in the Jakarta Stock Exchange. The calculated gross profit earned will be shared between the Company and BEJ at certain rate, which will vary from time to time, according to a table stipulated in the agreement.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT


7.       AGREEMENTS (Continued)

                  (ii) On September 24, 1999, the Company and BEJ entered into an agreement with the Directorate General of Tourism of the Republic of Indonesia, whereby the Company and BEJ agreed to broadcast the "let's Go Indonesia" logo and to provide space/page in the Quick Financial Channel program without any charges. In return, the Directorate General of Tourism will require the Indonesian Hotel and Restaurant Association ("PHRI" to promote among their members the Quick Financial Channel program provided through MLC's Indovision broadcasting program.

         h.       Bridge Information System (S) Pte. Ltd. Singapore (`Bridge")

                  (i) On July 1, 1999, the Company entered into an agreement with Bridge whereby Bridge agreed to:

                  o Install required equipment units on the Company's premises and ensure accurate and timely transmission of data, such as real-time information from commodity exchange, money market and stock exchange, etc.;

                  o transmit the data and other information as stipulated in the agreement to the Company through a leased telecommunication line or satellite downlink, in respect of which the Company shall bear all cost and charges incurred; and

                  o grant the Company the license to use the data in accordance with the terms and conditions as stipulated in the agreement.

                           In return, the Company is obligated to pay one-time installation fee of U.S. $300, monthly subscription fee of U.S. $1,000 and communication fees to be billed to the Company based on actual telecommunication lines used to deliver the data to the Company's site. The monthly subscription fees are waived for the first six months commencing on the date the equipment units are installed.

                  (ii) On July 1, 1999, the Company entered into another agreement with Bridge whereby Bridge agreed to, among others:

                  o Grant a license to the Company to access and utilize Bridge's product and service ("Bridge Services") in the production of the Company's television programming service in Indonesia (known as "Stockwatch");

                  o Provide training and support to the Company in relation to the use of Bridge Services and assistance in converting the news and data contained in the Bridge Services into a variety of formats for presentation in Stockwatch; and

                  o Provide access to the Bridge journalists in Asia for market moving stores.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT


7.       AGREEMENTS (Continued)

                  (ii) In recognition of Bridge's assistance, the Company will provide, among other:

                  o Commercial airtime on the Stockwatch program and will produce Bridge commercials free of charge. The minimum airtime shall be three 30-second spots per day for one month every three months;

                  o        On-air marketing and attribution rights to Bridge;
                           and

                  o Communication link between Bridge's office and the Company's premises.

         i. On January 26, 2000, the Company entered into an agreement with PT Mediacitra Indostar (MCI) whereby the latter agreed to provide transponders with capacity of 16 Mbps to be used for transmitting Company data. The Company is obligated to pay MCI, fees amounting to U.S. $320,00 per year payable in twelve equal monthly installments starting on July 10, 2000. The agreement shall be valid for five years commencing June 1, 2000, and the amount of the fees is fixed during the 5-year period.

         j. On January 27, 2000, MLB entered into a contract with PT Telekomunikasi Indonesia Tbk - Regional Division II ("PT Telkom"), whereby the latter agreed to provide telecommunications infrastructure and facilities to be used by MLB. The charges on the use of the infrastructure and facilities have been determined according to PT Telkom's list of tariff as stipulated in the agreement. The agreement is valid for two years commencing from the date of the agreement.

         k. In the Company's Stockholders' Meeting held on February 24, 2000 the minutes of which are notarized under deed No. 23 dated February 25, 2000 of Neneng Salmiah, S.H., J. Hum, the stockholders resolved to:

                  o Approve the plan of Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto to sell their stock ownership in the Company totaling 150,000,000 and 30,000,000 shares, respectively, to Alanberg Pte. Ltd. ("Alanberg"), a Singapore limited liability company, or to another party which will be appointed by Alanberg; and

                  o Change the Company's status from a domestic investment company to a foreign investment company.

         l. On different dates from January 1, 2000 to March 1, 2000, the Company entered into agreements with several companies, whereby the Company agreed to provide the following: (I) web development and design, web maintenance, web hosting, mail hosting and internet connection services for which the Company shall receive one-time design fees of Rp 10,000,000 and Rp 15,135,000 per month for web maintenance and internet connection services, respectively; and (ii) dedicated leased-line service for which the Company shall receive an amount ranging from Rp 3,500,000 to Rp 24,000,000 per month, depending on the capacity provided.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT


8.       CURRENT ECONOMIC CONDITIONS IN INDONESIA

         Since the second half of 1997, Indonesia has been experiencing economic difficulties characterized by the depreciation of the rupiah, high interest rates, sharply reduced economic activities, high unemployment rate, lack of liquidity, tightening of available credit and increasing number of business insolvencies.

         Despite the above factors, the stockholders still established the Company. However, they have carefully considered the factors and are undertaking the following actions/plans:

         o Intensifying their marketing efforts on the Quick Financial Channel Program;
         o Adoption of stringent criteria in the evaluation of investment activities; and
         o Negotiation with investors to invest in the Company's equity or cooperate in the Company's project development.

         Although the volatility of the foreign exchange rates has been reduced and interest rates declined significantly in 1999 as compared to the condition in 1997 and 1998, the resolution of the economic condition is dependent on the fiscal, monetary and other measures that are being taken by the government, actions which are beyond the Company's control, to achieve economic recovery. It is not possible to determine the future development on the economic condition and its impact to the Company's liquidity and earnings.

9.       PRESIDENTIAL DECREE

         On July 20, 2000, Indonesia's President Wahid issued a decree banning new investments by foreigners in multimedia industries (including internet related operations) and limiting foreign ownership in telecommunications companies to forty-nine percent (49%).

         Management is currently evaluating the impact that the decree may have on the Company's business plan. Although it is difficult to assess presently, it is at least reasonably possible that the decree might have a significant impact on the Company's plans, as well as future liquidity and profitability.

                            PT JARING DATA INTERAKTIF
                                 AND SUBSIDIARY
                      (COMPANIES IN THE DEVELOPMENT STAGE)

                        CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE PERIOD FROM INCEPTION (FEBRUARY 25, 1999)
                              TO DECEMBER 31, 1999
                                       AND
                          INDEPENDENT AUDITORS' REPORT













                               INDONESIAN CURRENCY
                  (WITH TRANSLATION INTO UNITED STATES DOLLAR)

            THIS REPORT IS ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.







                          INDEPENDENT AUDITORS' REPORT

REPORT NO. 33435S

The Board of Directors and Stockholders
PT JARING DATA INTERAKTIF

We have audited the consolidated balance sheet of PT Jaring Data Interaktif and Subsidiary (companies in the development stage) as of December 31, 1999, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from inception (February 25, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards established by the Indonesian Institute of Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PT Jaring Data Interaktif and Subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the period then ended in conformity with generally accepted accounting principles.

            THIS REPORT IS ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

Note 14 to the consolidated financial statements summarizes the effects the economic condition in Indonesia has had on the Company, as well as the measures the Company plans to implement in response to the economic condition.









PRASETIO, UTOMO & CO.
License No. 98.2.0024









Drs. Rusdy Daryono
License No. 98.1.0061








March 1, 2000

                                NOTICE TO READERS

The accompanying consolidated financial statements are intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in Indonesia and not those of any other jurisdictions. The standards, procedures and practices to audit such financial statements are those generally accepted and applied in Indonesia.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999


                                     ASSETS

--------------------------------------------------------------------------------
                                           Notes       Rp         U.S.$ (Note 3)
                                          ------  --------------  --------------
CURRENT ASSETS

Cash on hand and in banks                   2,4   1,012,828,166         141,456
Accounts receivable                                  55,650,000           7,772
Advances for expenses                        11     123,954,500          17,312
Prepaid tax                                           4,110,317             574
                                                  -------------   --------------
Total Current Assets                              1,196,542,983         167,114

DEFERRED TAX ASSET                          2,8     473,725,647          66,163

PROPERTY AND EQUIPMENT
Net of Accumulated Depreciation             2,5   3,383,841,532         472,604

OTHER ASSETS

Refundable deposits                        6,11     401,139,050          56,025
                                                  -------------

TOTAL ASSETS                                      5,455,249,212         761,906
                                                  =============   ==============



                                        LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------
                                                      Notes               Rp                U.S.$ (Note 3)
                                                     ---------    --------------------    -------------------
CURRENT LIABILITIES
Accounts payable                                        7               1,020,766,800                142,565
Due to stockholder                                     2,9                230,473,100                 32,189
Taxes payable                                           8                 112,341,502                 15,690
Accrued expenses                                                          238,260,495                 33,277
                                                                  --------------------    -------------------
Total Current Liabilities                                               1,601,841,897                223,721
                                                                  --------------------    -------------------
MINORITY INTEREST                                       2                 171,284,098                 23,922
                                                                  --------------------    -------------------
STOCKHOLDERS' EQUITY
Capital stock - Rp 25 par value
     Authorized, subscribed and fully paid -
     200,000,000  shares                                10              5,000,000,000                698,324
Net loss during the development stage                                  (1,317,876,783)              (184,061)
                                                                  --------------------    -------------------
Net Stockholders' Equity                                                3,682,123,217                514,263
                                                                  --------------------    -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              5,455,249,212                761,906
                                                                  ====================    ===================



        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999



                                                            Notes               Rp                U.S.$ (note 3)
                                                          ----------    --------------------   --------------------
REVENUE                                                       2
     Subscription Agreement                                  11                  24,450,000                  3,415
                                                                        --------------------   --------------------
EXPENSES                                                      2
     Salaries and employee benefits                                             687,855,828                 96,069
     Representation and entertainment                                           316,714,301                 44,234
     Professional fees                                                          182,505,909                 25,490
     Depreciation                                            2,5                166,109,536                 23,200
     Advertising and promotion                                                  153,251,462                 21,404
     Rental                                                                     135,973,966                 18,991
     Transportation                                                             108,010,769                 15,085
     Service fee                                                                 94,832,470                 13,245
     Telephone and electricity                                                   86,456,043                 12,075
     Installation and related expenses                                           73,183,690                 10,221
     Stationery and office supplies                                              61,463,151                  8,584
     Permit and taxes                                                            21,307,500                  2,976
     Miscellaneous                                                                7,241,690                  1,011
                                                                        --------------------   --------------------
Total Expense                                                                 2,094,906,315                292,585
                                                                        --------------------   --------------------
LOSS FROM OPERATIONS                                                          2,070,456,315                289,170
                                                                        --------------------   --------------------
OTHER INCOME
     Gain on foreign exchange - net                           2                 131,353,926                 18,345
     Interest income - net                                                        8,784,057                  1,227
                                                                        --------------------   --------------------
Total Other Income                                                              140,137,983                 19,572
                                                                        --------------------   --------------------
LOSS BEFORE PROVISION FOR INCOME TAX                                          1,930,318,332                269,598
PROVISION FOR INCOME TAX
     Deferred                                                2,8               (473,725,647)               (66,163)
                                                                        --------------------   --------------------
LOSS BEFORE MINORITY INTEREST                                                 1,456,592,685                203,435

MINORITY INTEREST IN
     NET LOSS OF SUBSIDIARY                                   2                (138,715,902)               (19,374)
                                                                        --------------------   --------------------
NET LOSS                                                                      1,317,876,783                184,061
                                                                        ====================   ====================


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999


                                                                                                                Net Loss
                                                                                                               during the
           Description                 Note   No. of Shares      Per Share                Amount           Development Stage
----------------------------------   -------  -------------  ----------------      -------------------   --------------------
Initial issuance for cash                         250,000    Rp         1,000       Rp     250,000,000      Rp         --

Change in par value                       10

     Old                                         (250,000)             (1,000)            (250,000,000)                --

     New                                       10,000,000                  25              250,000,000                 --

Additional issuance for cash              10  190,000,000                  25            4,750,000,000                 --

Net Loss                                               --                --                         --          1,317,876,783
                                          ---------------                          --------------------     ------------------
     Balance at December 31, 1999             200,000,000                             Rp 5,000,000,000      Rp  1,317,876,783
                                          ===============                          ====================     ==================


           Description                 Net Stockholders' Equity
----------------------------------     ------------------------

Initial issuance for cash                 Rp    250,000,000

Change in par value

     Old                                       (250,000,000)

     New                                        250,000,000

Additional issuance for cash                  4,750,000,000

Net Loss                                     (1,317,876,783)
                                         ------------------
     Balance at December 31, 1999        Rp   3,682,123,217
                                         ==================


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999


                                                                                    Rp              U.S.$ (Note 3)
                                                                              ---------------       -------------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net Loss                                                                      (1,317,876,783)         (184,061)
Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation                                                              166,109,536            23,200
       Provision for Income Tax - deferred                                      (473,725,647)          (66,163)
       Minority interest in net loss of subsidiary                              (138,715,902)          (19,374)
       Operating assets and liabilities
             Accounts receivable                                                 (55,650,000)           (7,772)
             Advances for expenses                                              (123,954,500)          (17,312)
             Prepaid tax                                                          (4,110,317)             (574)
             Refundable deposits                                                (401,139,050)          (56,025)
             Accounts payable                                                  1,020,766,800           142,565
             Taxes payable                                                       112,341,502            15,690
             Accrued expenses                                                    238,260,495            33,277
                                                                              ---------------    --------------
Net Cash Used in Operating Activities                                           (977,693,866)         (136,549)

CASH FLOWS FROM INVESTING

ACTIVITY
Acquisitions of property and equipment                                        (3,549,951,068)         (495,804)
                                                                              ---------------    --------------
CASH FLOWS FROM FINANCING
ACTIVITIES
Issuance of capital stock                                                      5,000,000,000           698,324
Capital contributions from minority interest
       in subsidiary                                                             310,000,000            43,296
Advances from stockholder                                                        230,473,100            32,189
                                                                              ---------------    --------------
Net Cash Provided by Financing Activities                                      5,540,473,100           773,809
                                                                              ---------------    --------------
CASH ON HAND AND IN BANKS AT END
OF PERIOD                                                                      1,012,828,166           141,456
                                                                              ===============    ==============


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.       General

       PT Jaring Data Interaktif ("the Company") was established on February 25, 1999 based on the notarial deed No. 2 of Uus Sumirat S.H. The deed of establishment was approved by the Ministry of Justice in its decision letter No. C-17528.HT.01.01.Th 99 dated October 12, 1999. Based on the Stockholders' Extraordinary Meeting held on November 12, 1999, the Company's articles of association has been amended to increase the Company's authorized, subscribed and fully paid capital stock (see Note
       10).

     According to article 3 of its articles of association, the Company shall engage in trading, construction, manufacturing, agriculture, transportation, printing, multimedia satellite and service. Its activities since its establishment have been related mainly to the development and marketing of a television program starting in 1999.

     PT Medialintas Antarbuana ("MLB"), the Company's 69%-owned subsidiary, was established in 1995 but had been dormant until 1998. In 1999, it established the groundwork to provide internet-related services to the Company. It obtained a principal license to engage as an internet service provider from the Directorate General of Post and Telecommunication of the Ministry of Transportation in its letter No. 19/DIRJEN/2000 dated February 4, 2000.

     As of December 31, 1999, the Companies are in the development stage as defined under Statement of Financial Accounting Standards No. 6, "Accounting and Reporting by Development Stage Enterprises".

     Based on the amendment of the Company's articles of association which is notarized under notarial deed No. 1 dated April 12, 1999 of Uus Sumirat S.H., the composition of the Company's Board of Commissioners and Directors is as follows:

 President Commissioner            :  Mr. Ahmad Sidik Mauladi Iskandar Dinata
 Vice President Commissioner       :  Mr. Priyatno Sulisto
 Commissioner                      :  Mr. Ichyar Musa
 Commissioner                      :  Mr. Adisatrya Suryo Sulisto
 Commissioner                      :  Mr. Doopy Irwan
 Commissioner                      :  Mrs. Dewi Allice Lydia Gontha

 President Director                :  Mr. Suhardi Gunawan Halim
 Director                          :  Mr. Agusjulianto Sunjoto
 Director                          :  Mr. Cecil Constantino Alexander

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The total number of the Company's employees as of December 31, 1999 is 18 persons. The Company's office is located at Mezzanine Floor, Wisma Indovision, JI. Raya Panjang Z/III, Jakarta.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.


                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared on the historical cost basis of accounting.

     The consolidated statement of cash flows presents cash receipts and payments into operating, investing and financing activities. The cash flows from operating activities are reported under the indirect method.

     PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and PT Medialintas Antarbuana. All significant inter-company accounts and transactions have been eliminated.

     TRANSACTIONS WITH RELATED PARTIES

     The Company has transactions with certain parties which are regarded as having special relationship as defined under Statement of Financial Accounting Standards No. 7, "Related Party Disclosures".

     The nature and extent of these transactions with related parties are disclosed in Note 9.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets as follows:

                                             Years
                                         ------------
Infrastructure                                 4
Operating equipment                            4
Office furniture and equipment                 4


     The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized to the related property and equipment account. When assets are retired or otherwise disposed of, their costs and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income for the period.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

     REVENUE AND EXPENSE RECOGNITION

     Revenue from subscription is recognized when the service is delivered to the subscriber based on the respective subscription terms.

     Expenses are recognized when incurred.

     FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Transactions involving foreign currencies are recorded at the rates of exchange prevailing at the time the transactions are made. At balance sheet date, assets and liabilities denominated in foreign currencies are adjusted to reflect the rates of exchange prevailing at such date as published by Bank Indonesia (Central Bank), and the resulting gains or losses are credited or charged to current operations.

     For December 31, 1999, the average buying rate of exchange used was Rp 7,100 to U.S.$1.

     DEFERRED INCOME TAX

     The Company follows the deferred tax liability method in accounting for Income Tax. Under this method, the tax effects are recognized for timing differences between financial reporting and Income Tax purposes and fiscal loss carry-over, that will result in taxable or deductible amounts in determining taxable profit of future periods when the carrying amount of the asset or liability is recovered or settled.


3.       TRANSLATIONS OF RUPIAH INTO UNITED STATES DOLLAR

     The financial statements are stated in rupiah. The translations of the rupiah amounts into United States dollar are included solely for the convenience of the readers, using the average of Rp 7,160 to U.S.$1 of the market buying and selling rates published by Bank of Indonesia on March 1, 2000. The convenience translations should not be construed as representations that h rupiah amounts have been, could have been, or could in the future be, converted into United States dollar at this or any other rate of exchange.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       CASH ON HAND AND IN BANKS

     This account consists of the following:

Cash on hand                             Rp      17,886,200

Cash in banks
       PT Bank Central Asia                     954,256,616
       PT Bank Universal                         35,791,220
       Others                                     4,894,130
                                              -------------
Total                                    Rp   1,012,828,166
                                              =============


5.       PROPERTY AND EQUIPMENT

     The details of property and equipment are as follows:


                                                           Transactions during the Period
                                      --------------------------------------------------------------------------
                                         Beginning
                                          Balance            Additions        Deductions       Ending Balance
                                      ----------------- -------------------- --------------  -------------------
     Cost:

     Infrastructure                   Rp      --        Rp  1,695,543,600    Rp    --        Rp  1,695,543,600
     Operating equipment                      --            1,539,835,200          --            1,539,835,200
     Office furniture and equipment           --              314,572,268          --              314,572,268
                                      ----------------- -------------------- --------------  -------------------

     Total Cost                               --            3,549,951,068          --            3,549,951,068
                                      ----------------- -------------------- --------------  -------------------

     Accumulated Depreciation:

     Infrastructure                           --                3,592,500          --                3,592,500
     Operating equipment                      --              134,083,561          --              134,083,561
     Office furniture and equipment           --               28,433,475          --               28,433,475
                                      ----------------- -------------------- --------------  -------------------

     Total Accumulated Depreciation           --              166,109,536          --              166,109,536
                                      ----------------- -------------------- --------------  -------------------
     Net Book Value                   Rp      --                                             Rp  3,383,841,532
                                      =================                                      ===================


     Depreciation charged to operations amounted to Rp 166,109,536 during the period.

6.       REFUNDABLE DEPOSITS

     This account  consists of the deposits  amounting to U.S.$49,500
     (Rp  351,450,000)  and Rp 49,689,050 paid to Loral Orion Service Inc.
     - U.S.A. and other parties, respectively.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


--------------------------------------------------------------------------------
7.       ACCOUNTS PAYABLE

     This account consists of the following:

     PT Sentradata Mitra Cakrawala                                         Rp                861,258,400
     PT Grasindo                                                                              72,000,000
     PT Duta Tiara Kusuma                                                                     38,800,000
     PT Indo Bhakti Karya                                                                     31,943,000
     Others                                                                                   16,765,400
                                                                           -----------------------------------
     Total                                                                 Rp              1,020,766,800
                                                                           ===================================


--------------------------------------------------------------------------------
8.       TAXES PAYABLE

     This account consists of the following Income Taxes:

     Article 21                                                            Rp                 97,664,918
     Article 23                                                                               14,676,584
     Article 26                                                                                  -
                                                                           -----------------------------------
     Total                                                                 Rp                112,341,502
                                                                           ===================================

     A reconciliation between loss before provision for Income Tax, as shown in the consolidated statement of operations, and estimated fiscal loss for the period follows:

     Loss before provision for Income Tax per
          consolidated statement of operations                             (Rp            1,930,318,332)

     Timing difference -
          Depreciation                                                     (              1,608,865,998)

     Permanent differences:
          Non-deductible expenses
              Representation and entertainment                                              316,714,301
              Salaries and employee benefits                                                 51,975,300
          Interest income already subjected to final tax                   (                 17,456,760)
                                                                           -----------------------------------
     Estimated fiscal loss                                                 Rp             3,187,951,489
                                                                           ===================================

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     The computation of the provisions for Income Tax - deferred is as follows:

     Effection fiscal loss at enacted maximum tax rate of 30%                        Rp           956,385,446

     Effection timing differences at enacted maximum tax rate of 30% -

          Depreciation                                                               (           482,659,799)
                                                                                     -------------------------
     Provision for Income Tax - deferred                                             Rp           473,725,647
                                                                                     =========================


     The reconciliation between the provision for Income Tax calculated by applying the applicable tax rate of 30% to the loss before provision for Income Tax, and the provision for Income Tax shown in the consolidated statement of operations for the period is as follows:

     Loss before provision for Income Tax
          per consolidated statement of operations                                   Rp         1,930,318,332
                                                                                     =========================

     Provision for Income Tax at the applicable tax rate of 30%                      Rp           579,095,499

     Tax effect on permanent differences:

          Representation and entertainment                                           (            95,014,290)
          Salaries and employee benefits                                             (            15,592,590)
          Interest income already subject to final tax                                              5,237,028
                                                                                     -------------------------
     Provision for Income Tax per consolidated statement of operations               Rp           473,725,647
                                                                                     =========================

     The breakdown of the deferred tax assets as of December 31, 1999 is as follows:

     Fiscal loss carryover                                                           Rp           956,385,446
     Depreciation                                                                    (           482,659,799)
                                                                                     -------------------------
     Deferred tax asset - net                                                        Rp           473,725,647
                                                                                     =========================

     The timing difference on which deferred tax asset has been computed relates to the differences in the book and tax bases of property and equipment due to the use of different depreciation periods and methods for Income Tax and financial reporting purposes.

--------------------------------------------------------------------------------
9.       TRANSACTIONS WITH A RELATED PARTY

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     The Company obtained advances totaling U.S.$32,461 (Rp 230,473,100) from Mrs. Dewi Allice Lydia Gontha (stockholder). These advances, which are outstanding as of December 31, 1999, are non-interest bearing. There are no fixed repayment terms.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


--------------------------------------------------------------------------------
10.      CAPITAL STOCK

     The Company's stockholders as of December 31, 1999 are as follows:

                                      Number of Shares  Subscribed  Percentage      of
     Stockholders                     and Fully Paid                Ownership (%)       Amount
     -------------------------------  ----------------------------- ------------------- -----------------------
     Dewi Allice Lydia Gontha                  154,500,000                77.25%        Rp      3,862,500,000
     Adisatrya Suryo Sulisto                    40,000,000                20.00                 1,000,000,000
     Priyatno Sulisto                            2,000,000                 1.00                    50,000,000
     Cecil Constantino Alexander                 2,000,000                 1.00                    50,000,000
     Doopy Irwan                                   500,000                 0.25                    12,500,000
     Agusjulianto Sunjoto                          500,000                 0.25                    12,500,000
     Suhardi Gunawan Halim                         500,000                 0.25                    12,500,000
                                      ----------------------------- ------------------- -----------------------
     Total                                     200,000,000                100.00%       Rp      5,000,000,000
                                      ============================= =================== =======================

     In the Company's Stockholders' Extraordinary General Meeting held on November 12, 1999 the minutes of which are notarized under deed No. 1 dated December 1, 1999 of Uus Sumirat S.H., the stockholders resolved to amend the original articles of association for the following:

- increase in the authorized capital stock from Rp 1,000,000,000 consisting of 1,000,000 shares at Rp 1,000 par value per share to Rp 5,000,000,000 consisting of 200,000,000 shares at Rp 25 par value per share; and

- increase of Rp 4,750,000,000 in the paid-up capital from Rp 250,000,000 (250,000 shares at Rp 1,000 par value per share) to Rp 5,000,000,000 (200,000,000 shares at Rp 25 par value per share), which increase shall be subscribed and fully paid by Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto in the amounts of Rp 3,800,000,000 and Rp 950,000,000, respectively.

     As of December 31, 1999, Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto have fully paid their additional capital stock subscriptions totaling Rp 4,750,000,000.

     The above amendment to the Company's articles of association has been approved by the Ministry of Justice in its decision letter No. C-3665HT.01.04.TH.2000 dated February 23, 2000.

--------------------------------------------------------------------------------
11.      AGREEMENTS

     a.  LORAL ORION SERVICES INC., USA ("LORAL")

         On December 6, 1999, MLB entered into an agreement with Loral, whereby Loral agreed to provide telecommunication network services ("the services") for transporting Internet Protocol ("IP") packets between Loral Internet Gateways and MLB's site. The service consists, among others, of providing: (i) simplex Permanent Virtual Circuits ("PVC") between Loral Internet Gateway and MLB's site, (ii) Borday Gateway Protocol service between the router at MLB's site and Loral-designated U.S. Internet Service Provider

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



         ("ISP"), (iii) required space segment, satellite uplink and downlink services, and (iv) technical consultancy service. MLB is obligated to pay Loral the following: (i) one-time installation fee of U.S.$5,000,
         (ii) monthly service fee of U.S.$16,500, and (iii) refundable deposit of U.S.$49,500.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


         As of December 31, 1999, MLB has paid to Loral refundable deposit amounting to U.S.$49,500 (Rp 351,450,000), installation fee amounting to U.S.$5,000 or Rp 35,690,000 (charged to Installation and Related Expenses) and service fee amounting to U.S.$16,500 or Rp 117,150,000 (charged to Advances).

         On December 8, 1999, the Company entered into an agreement with MLB, whereby MLB agreed to provide the services to the Company. In return, the Company agreed to reimburse MLB (i) monthly service fee of U.S.$16,500 and refundable deposit of U.S.$49,500 which have been paid by MLB to Loral as discussed above, and (ii) VSAT rental fees payable to Infokom (see "d" below) and IIX ("Indonesian Internet Exchange") fees amounting to U.S.$2,500 and U.S.$1,500 per month, respectively.

     b.  PT MESANA INVESTAMA UTAMA ("MESANA")

         The Company has an agreement with Mesana, a related company which is an Indonesian securities company. Under the agreement which is dated December 3, 1999, the Company agreed to provide Mesana online electronic stock trading, website development and maintenance, news and data supply, software license, web hosting and mail hosting. In return, Mesana shall pay the Company 25% of the total net commission on stock trading generated by Mesana of Rp 12,500,000 per month, whichever amount is greater.

     c.  PT INDONESIAN SATELLITE CORPORATION TBK ("INDOSAT")

         On October 1, 1999, the Company entered into a contract with Indosat, for the use of Indosat's Indosatnet facility by the Company for a compensation of Rp 7,500,000 per month. As of December 31, 1999, Indosat has billed the Company installation fee and rental fee amounting to Rp 2,500,000 and Rp 22,500,000, respectively.

     d.  PT INFOKOM ELECTRINDO ("INFOKOM")

         On October 6, 1999, MLB entered into a lease agreement with Infokom, for the use of Infokom's Very Small Aperture Terminal ("VSAT") equipment to be installed in MLB's site. In return, the Company agreed to pay Infokom, service fee amounting to U.S.$30,000 per year. The lease agreement will expire on November 17, 2000. As of December 31, 1999, the amounts of U.S.$2,375 and Rp 17,000,000 (charged to Service
         Fee) have been billed by Infokom to MLB.

     e.  PT TANJUNG BANGUN SEMESTA ("TBS")

         On September 1, 1999, the Company signed a memorandum of understanding with TBS whereby the Company agreed to provide TBS with Quick Financial Channel Program either

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


         through direct cable connection or via Broadcast Satellite under certain terms and conditions as provided in the memorandum. The subscription revenue earned from TBS amounted to Rp 1,800,000 during the period.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     f.  PT MATAHARI LINTAS CAKRAWALA ("MLC")

         On September 1, 1999, the Company entered into an agreement with MLC whereby the Company agreed to provide MLC with Quick Financial Channel Program through a direct cable connection which will become part of the subscription television service currently being provided by MLC. The revenue earned will be shared between the Company and MLC at the rates of 70% and 30%, respectively. The subscription revenue earned from MLC amounted to Rp 22,650,000 during the period.

     g.  PT BURSA EFEK JAKARTA ("BEJ")

         (i) On March 3, 1999, the Company and BEJ entered into an agreement whereby both parties agreed, among other matters, to cooperate in the development and provision of programming services such as:
              Stock Channel and TV Interactive/Web TV ("Program Channel"), which will be distributed via cable television operators in Indonesia, MLC's Indovision Digital channel and/or other media.

              Under the agreement, BEJ will: (i) provide certain supporting equipment and space in the Jakarta Stock Exchange which will be available to the Company in order to provide the programming service to other third parties and (ii) make available to the Company certain data and other information related with securities transactions in the Jakarta Stock Exchange. The calculated gross profit earned will be shared between the Company and BEJ at certain rate, which will vary from time to time, according to a table stipulated in the agreement.

         (ii) On September 24, 1999, the Company and BEJ entered into an agreement with the Directorate General of Tourism of the Republic of Indonesia, whereby the Company and BEJ agreed to broadcast the "Let's Go Indonesia" logo and to provide space/page in the Quick Financial Channel program without any charges. In return, the Directorate General of Tourism will require the Indonesian Hotel and Restaurant Association ("PHRI") to promote among their members the Quick Financial Channel program provided through MLC's Indovision broadcasting program.

     h.  BRIDGE INFORMATION SYSTEM (S) PTE. LTD., SINGAPORE ("BRIDGE")

         (i) On July 1, 1999, the Company entered into an agreement with Bridge whereby Bridge agreed to:

- install required equipment units in the Company's premises and ensure accurate and timely transmission of data, such as real-time information from commodity exchange, money market and stock exchange, etc.;

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


- transmit the data and other information as stipulated in the agreement to the Company through a leased telecommunication line or satellite downlink, in respect of which the Company shall bear all cost and charges incurred; and

- grant the Company the license to use the data in accordance with the terms and conditions as stipulated in the agreement.

              In return, the Company is obligated to pay one-time installation fee of U.S.$300, monthly subscription fee of U.S.$1,000 and communication fees to be billed to the Company based on actual telecommunication lines used to deliver the data to the Company's site. The monthly subscription fees are waived for the first six months commencing on the date the equipment units are installed.

         (ii) On July 1, 1999, the Company entered into another agreement with Bridge whereby Bridge agreed to, among others:

- grant a license to the Company to access and utilize Bridge's product and service ("Bridge Services") in the production of the Company's television programming service in Indonesia (known as "Stockwatch");

- provide training and support to the Company in relation to the use of Bridge Services and assistance in converting the news and data contained in the Bridge Services into a variety of formats for presentation in Stockwatch; and

- provide access to the Bridge journalists in Asia for market moving stories.

 In recognition of Bridge's assistance, the Company will provide, among others:

- commercial airtime on the Stockwatch program and will produce Bridge commercials free of charge. The minimum airtime shall be three 30-second spots per day for one month every three months;

-        on-air marketing and attribution rights to Bridge; and

-        communication link between Bridge's office and the Company's premises.

--------------------------------------------------------------------------------
12.      ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

The Company has monetary assets and liabilities in U.S. dollar only as of December 31, 1999, as follows:

                                                            U.S. Dollar               Rupiah Equivalent (i)
                                                      -------------------------     ---------------------------
     Assets:
     Cash on hand and in banks                                       10,279                      72,980,900
     Advances                                                        16,500                     117,150,000
     Refundable deposits                                             49,500                     351,450,000

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                      -------------------------     ---------------------------
     Total assets                                                    76,279                     541,580,900
                                                      =========================     ===========================

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)




                                                            U.S. Dollar               Rupiah Equivalent (i)
                                                      -------------------------     ---------------------------
     Liabilities:
     Accounts payable                                               121,304                     861,258,400
     Due to stockholder                                              32,461                     230,473,100
     Accrued expense                                                  2,500                      17,750,000
                                                      -------------------------     ---------------------------
     Total liabilities                                              156,265                   1,109,481,500
                                                      -------------------------     ---------------------------
     Net liabilities                                                 79,986                     567,900,600
                                                      =========================     ===========================

     (i) THE RUPIAH EQUIVALENT BALANCES PRESENTED HAVE BEEN TRANSLATED USING THE PREVAILING RATE AT BALANCE SHEET DATE.

--------------------------------------------------------------------------------
13.      SUBSEQUENT EVENTS

     a. On January 26, 2000, the Company and AcuBid.com ("AcuBid", a U.S.A. company,) entered into a memorandum of understanding whereby:

     - AcuBid expressed its desire to form an Internet Service/Content Provider (ISP) which will provide e-commerce solutions to the markets of Asia, including Indonesia; and

     - AcuBid granted the Company an option to acquire 33 million of AcuBid's common stock. In return, the Company will provide 90% of its ISP contracts, licenses and assets to AcuBid, which will be formalized in an agreement to be entered into by and between both parties.

     b. On January 26, 2000, the Company entered into an agreement with PT Mediacitra Indostar (MCI) whereby the latter agreed to provide transponders with capacity of 16 Mbps to be used for transmitting Company data. The Company is obligated to pay MCI, fees amounting to U.S.$320,000 per year payable in twelve equal monthly installments starting on July 10, 2000. The agreement shall be valid for five years commencing June 1, 2000, and the amount of the fees is fixed during the 5-year period.

     c. On January 27, 2000, MLB entered into a contract with PT Telekomunikasi Indonesia Tbk Regional Division II ("PT Telkom"), whereby the latter agreed to provide telecommunications infrastructure and facilities to be used by MLB. The charges on the use of the infrastructure and facilities have been determined according to PT Telkom's list of tariff as stipulated in the agreement. The agreement is valid for two years commencing from the date of the agreement.

     d. In the Company's Stockholders' Meeting held on February 24, 2000 the minutes of which are notarized under deed No. 23 dated February 25, 2000 of Neneng Salmiah, S.H., M. Hum, the stockholders resolved to:

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     - approve the plan of Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto to sell their stock ownership in the Company totaling 150,000,000 and 30,000,000 shares, respectively, to Alanberg Pte. Ltd. ("Alanberg"), a Singapore limited liability company, or to another party which will be appointed by Alanberg; and

     - change the Company's status from a domestic investment company to a foreign investment company.

     e. On different dates from January 1, 2000 to March 1, 2000, the Company entered into agreements with several companies, whereby the Company agreed to provide the following: (i) web development and design, web maintenance, web hosting, mail hosting and internet connection services for which the Company shall receive one-time design fees of Rp 10,000,000 and Rp 15,135,000 per month for web maintenance and internet connection services, respectively; and (ii) dedicated leased-line service for which the Company shall receive an amount ranging from Rp 3,500,000 to Rp 24,000,000 per month, depending on the capacity provided.

--------------------------------------------------------------------------------
14.      CURRENT ECONOMIC CONDITION

     Since the second half of 1997, Indonesia has been experiencing economic difficulties characterized by the depreciation of the rupiah, high interest rates, sharply reduced economic activities, high unemployment rate, lack of liquidity, tightening of available credit and increasing number of business insolvencies.

     Despite the above factors, the stockholders still established the Company. However, they have carefully considered the factors and are undertaking the following actions/plans:

     - Intensifying their marketing efforts on the Quick Financial Channel Program;

     - Adoption of stringent criteria in the evaluation of investment activities; and

     - Negotiation with investors to invest in the Company's equity or cooperate in the Company's project development.

     Although the volatility of the foreign exchange rates has been reduced and interest rates declined significantly in 1999 as compared to the condition in 1997 and 1998, the resolution of the economic condition is dependent on the fiscal, monetary and other measures that are being taken by the government, actions which are beyond the Company's control, to achieve economic recovery. It is not possible to determine the future development on the economic condition and its impact to the Company's liquidity and earnings.

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The following statements contain unaudited condensed combined financial information for Asia Web Holdings, Inc. (formerly Acubid.com, Inc.) and PT Jaring Data Interaktif (JDI) on a pro forma combined basis giving effect to the acquisition applying the purchase method of accounting.

The Unaudited Pro Forma Combined Statement of Operations of JDI and Asia Web Holdings, Inc. for the fiscal year ended August 31, 1999 ("Pro Forma Statement of Operations") and the Unaudited Pro Forma Balance Sheet as of May 31, 2000 ("Pro Forma Balance Sheet", and, together with the Pro Forma Statement of Operations, the "pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the Merger between JDI and Asia Web Holdings, Inc. The Pro Forma Statement of Operations give pro forma effect to the Merger as if it had occurred on February 25, 1999, the date of JDI's inception for financial reporting purposes. The Pro Forma Balance Sheet gives pro forma effect to the Merger as if it had occurred on May 31, 2000. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or the financial position of the combined entity that would have actually been achieved had the Merger occurred as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate financial statements of Acubid.com and JDI and the notes thereto and management's Discussion and Analysis of Financial Condition and Results of Operations included elsewhere or incorporated by reference in this Proxy.

A preliminary allocation of the purchaser price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on results of operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

             ASIA WEB HOLDINGS, INC AND PT. JARING DATA INTERAKTIF
                   UNAUDITED PROFORMA COMBINED BALANCE SHEET

                                                     PT. Jaring Data    Asia Web                                         Pro Forma
                                                       Interaktif     Holdings, Inc.                     Pro Forma       Combined
                                                      June 30, 2000   May 31, 2000     Combined         Adjustments        Total
                                                      ------------   -------------   -------------     -------------   -------------
                               ASSETS

Current assets
  Cash and cash equivalents                           $   413,960    $    161,770    $    575,730                      $    575,730
  Accounts receivable                                      72,066                          72,066                            72,066
  Short-term investments                                                2,390,402       2,390,402                         2,390,402
  Inventory                                                               182,389         182,389                           182,389
  Prepaid expenses and advances                           266,507          59,269         325,776                           325,776
  Due from affiliates                                                     270,144         270,144  (b)     (182,000)         88,144
                                                      ------------   -------------   -------------     -------------   -------------

     Total current assets                                 752,534       3,063,974       3,816,508          (182,000)      3,634,508

Deferred tax asset                                         69,985               -          53,985                            53,985
Property and equipment, net of accumulated                644,430         179,181         823,611                           823,611
  depreciation
Goodwill                                                   55,043                          55,043                            55,043
Deposits and other assets                                  47,202           6,053          53,255  (a)    5,054,000       5,107,255
                                                      ------------   -------------   -------------     -------------   -------------

          TOTAL ASSETS                                $ 1,553,194    $  3,249,208    $  4,802,402      $  4,872,000    $  9,674,402
                                                      ============   =============   =============     =============   =============

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable                                    $   249,583    $     45,415    $    294,998                      $    294,998
  Accrued liabilities                                      29,417          57,142          86,559                            86,559
  Due to related parties                                1,391,373          13,290       1,404,663  (b)     (182,000)      1,222,663
                                                      ------------   -------------   -------------     -------------   -------------

     Total current liabilities                          1,670,373         115,847       1,786,220          (182,000)      1,604,220
                                                      ------------   -------------   -------------     -------------   -------------

MINORITY INTEREST                                          19,519               -          19,519                            19,519
                                                      ------------   -------------   -------------     -------------   -------------
SHAREHOLDERS' EQUITY
  Common stock                                            569,801           8,805         578,606  (a)       44,000          52,805
                                                                                                   (a)     (569,801)
  Additional paid in capital                                           13,558,943      13,558,943  (a)   (4,854,586)      8,704,357
  Accumulated deficit                                    (706,499)    (10,434,387)    (11,140,886) (a)   10,434,387        (706,499)
                                                      ------------   -------------   -------------     -------------   -------------

     Total shareholders' equity                          (136,698)      3,133,361       2,996,663         5,054,000       8,050,663
                                                      ------------   -------------   -------------     -------------   -------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $ 1,553,194    $  3,249,208    $  4,802,402      $  4,872,000    $  9,674,402
                                                      ============   =============   =============     =============   =============

             ASIA WEB HOLDINGS, INC AND PT. JARING DATA INTERAKTIF
               UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED MAY 31, 2000

                                                     PT. Jaring Data    Asia Web                                         Pro Forma
                                                       Interaktif     Holdings, Inc.                     Pro Forma       Combined
                                                      June 30, 2000   May 31, 2000     Combined         Adjustments        Total
                                                      ------------   -------------   -------------     -------------   -------------

Revenue                                               $    15,352    $     19,306    $     34,658      $          -    $     34,658

Cost of revenue                                           216,872         137,153         354,025                           354,025
                                                      ------------   -------------   -------------     -------------   -------------

GROSS PROFIT (LOSS)                                      (201,520)       (117,847)       (319,367)                         (319,367)
                                                      ------------   -------------   -------------     -------------   -------------

Operating costs and expenses
  General and administrative expenses                     521,239       1,530,750       2,051,989  (a)       60,000       2,111,989
  Depreciation and amortization                            84,784          67,807         152,591  (b)      758,000         910,591
                                                      ------------   -------------   -------------     -------------   -------------

TOTAL OPERATING COSTS AND EXPENSES                        606,023       1,598,557       2,204,580           818,000       3,022,580
                                                      ------------   -------------   -------------     -------------   -------------
LOSS FROM OPERATIONS                                     (807,543)     (1,716,404)     (2,523,947)         (818,000)     (3,341,947)
                                                      ------------   -------------   -------------     -------------   -------------

Other income (expenses)
  Interest (net)                                            2,592          69,896          72,488                            72,488
  Gain on foreign exchange                                 23,270                          23,270                            23,270
  Others                                                  (10,167)         41,836          31,669                            31,669
                                                      ------------   -------------   -------------     -------------   -------------
     TOTAL OTHER INCOME (EXPENSE)                          15,696         111,732         127,428                 -         127,428
                                                      ------------   -------------   -------------     -------------   -------------

Income (loss) before tax provision                       (791,847)     (1,604,672)     (2,396,519)         (818,000)     (3,214,519)
                                                      ------------   -------------   -------------     -------------   -------------
Provision for income taxes                                (44,427)                        (44,427)                          (44,427)

Distribution in converting preferred stock in                            (788,960)       (788,960)                         (788,960)
  form of common stock

Minority interest in net loss of subsidiary               (12,979)                        (12,979)                          (12,979)
                                                      ------------   -------------   -------------     -------------   -------------
NET LOSS                                              $  (734,441)   $ (2,393,632)   $ (3,242,885)     $   (818,000)   $ (4,060,885)
                                                      ============   =============   =============     =============   =============

Net loss per common share
  Net loss                                                                                                             $      (0.08)
                                                                                                                       =============

Pro Forma weighted number of common shares outstanding                                                                   52,803,160
                                                                                                                       =============

             ASIA WEB HOLDINGS, INC AND PT. JARING DATA INTERAKTIF
               UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

                                                     PT. Jaring Data     Asia Web                                         Pro Forma
                                                       Interaktif      Holdings, Inc.                     Pro Forma       Combined
                                                    June 30, 1999(1) August 31, 1999(2) Combined         Adjustments        Total
                                                      ------------   -------------   -------------     -------------   -------------

Revenue                                               $         -    $        840    $        840      $          -    $        840

Cost of revenue
                                                      ------------   -------------   -------------     -------------   -------------

GROSS PROFIT (LOSS)                                                           840             840                               840
                                                      ------------   -------------   -------------     -------------   -------------

Operating costs and expenses
  General and administrative expenses                      28,609       1,799,364       1,827,973  (b)       80,000       1,907,973
  Depreciation and amortization                             1,207          39,458          40,665  (a)    1,011,000       1,051,665
                                                      ------------   -------------   -------------     -------------   -------------

TOTAL OPERATING COSTS AND EXPENSES                         29,816       1,838,822       1,868,638         1,091,000       2,959,638
                                                      ------------   -------------   -------------     -------------   -------------
LOSS FROM OPERATIONS                                      (29,816)     (1,837,982)     (1,867,798)       (1,091,000)     (2,958,798)
                                                      ------------   -------------   -------------     -------------   -------------

Other income (expenses)
  Interest (net)                                            1,399           7,401           8,800                             8,800
  Gain on foreign exchange                                (11,463)                        (11,463)                          (11,463)
  Others                                                      (16)          4,575           4,559                             4,559
                                                      ------------   -------------   -------------     -------------   -------------
     TOTAL OTHER INCOME (EXPENSE)                         (10,080)         11,976           1,896                             1,896
                                                      ------------   -------------   -------------     -------------   -------------

Loss before tax provision                                 (39,896)     (1,826,006)     (1,865,902)       (1,091,000)     (2,956,902)
                                                      ------------   -------------   -------------     -------------   -------------

Provision for income taxes                                                   (800)           (800)                             (800)
                                                      ------------   -------------   -------------     -------------   -------------

Loss before extraordinary items                           (39,896)     (1,826,806)     (1,866,702)       (1,091,000)     (2,957,702)

Extraordinary items
  Gain on debt forgiveness                                                 72,745          72,745                            72,745
  Loss on extinguishment of debt                                         (120,421)       (120,421)                         (120,421)
                                                      ------------   -------------   -------------     -------------   -------------
NET LOSS                                              $   (39,896)   $ (1,874,482)   $ (1,914,378)     $ (1,091,000)   $ (3,005,378)
                                                      ============   =============   =============     =============   =============

Net loss per common share
  Loss before extraordinary items
  Extraordinary items                                                                                                  $      (0.06)
                                                                                                                       =============
     Net loss                                                                                                          $      (0.00)
                                                                                                                       =============

Pro Forma weighted number of common shares outstanding                                                                   52,803,160
                                                                                                                       =============

(1) For the six months ended June 30, 1999
(2) For the year ended August 31, 1999

           Notes to Unaudited Pro Forma Combined Financial Statements


         PRO FORMA STATEMENT OF OPERATIONS
         ---------------------------------

(a) The Pro Forma Statement of Operations assumes that the Merger occurred on February 25, 1999, date of JDI's commencement of operations. For purposes of the Pro Forma Statements of Operations for the year ended August 31, 1999, JDI's results of operations for the period from inception (February 25, 1999) to June 30, 1999 have been combined with Asia Web Holdings, Inc.'s results for the year ended August 31, 1999 and for purposes of the Pro Forma Statement of Operations for the nine months ended May 31, 2000, JDI's results of operations for the nine months ended June 30, 2000 have been combined with Asia Web's results of operations for its nine months ended May 31, 2000

(b) The Merger has been accounted for as a purchase by JDI of Asia Web Holdings, Inc. ("the reverse acquisition"). The total purchase price was determined by reference to the fair value of the issued and outstanding shares of Acubid.com prior to the Merger. The fair value was determined by reference to the average closing price of Asia Web's common stock for the thirty days prior to the announcement of the proposed Merger. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of Acubid.com based upon their respective fair values and other available information. Pursuant to the Company's purchase accounting, on a preliminary basis the Company believes that the entire excess of the cost of the Merger in excess of Asia Web's net assets has been allocated to goodwill for purposes of the Pro Forma Financial Statements.

         The adjustment for estimated pro forma amortization of goodwill is based upon its estimated fair value and a useful life of five years. The amount of the pro forma adjustment to reflect the amortization is $1,011,000 for the year ended August 31, 1999 and $758,000 for the nine months ended May 31, 2000.


(c) Certain officers of Asia Web Holdings, Inc. will receive employment agreements in connection with the proposed Merger. The effect of the agreements will be to increase officers' compensation by $80,000 in the year ended August 31, 1999 and $60,000 for the nine months ended May 31, 2000 above amounts paid to these individuals based on employment agreements expected to be in place concurrent with the acquisition.

         PRO FORMA BALANCE SHEET
         -----------------------


(a) The estimated purchase price and preliminary adjustments to historical book value to Asia Web Holdings, Inc. as a result of the Acquisition is as follows:

           Purchase price:

               Estimated value of Asia Web common shares
               immediately prior to the Acquisition's announcement  $  8,778,000

               Book value of Asia Web's net assets acquired            3,724,000
                                                                    ------------

               Purchase price in excess of net assets acquired      $  5,054,000
                                                                    ============

           Preliminary allocation of purchase price in excess of net assets acquired

               Estimated goodwill                                   $  5,054,000
                                                                    ============

         The Adjustments to common stock, paid-in capital, retained earnings (deficit) as a result of the Merger are as follows:


           Common stock

               Consolidation of JDI and Asia Web and elimination
               against paid-in capital                              $  (569,801)

               Issuance of 44,000,000 Asia Web common shares to
               majority shareholder of JDI                               44,000

           Paid-in capital

               Elimination of Asia Web deficit                       10,434,387

               Issuance of 44,000,000 Asia Web common shares         (5,579,801)

           Retained earnings (deficit)

               Elimination of Asia Web deficit                       10,434,387
                                                                    ------------

                                                                    $ 5,054,000
                                                                    ============

(b)        Adjustment to eliminate intercompany accounts